Exhibit 8.1

EXHIBIT 8.1. SUBSIDIARIES OF KONINKLIJKE AHOLD DELHAIZE N.V.

Subsidiaries	Country
Albert Heijn België N.V.	Belgium

Delhaize Griffin NV/SA	Belgium

Delhaize Le Lion / De Leeuw Comm. VA	Belgium

Delhaize Logistics BVBA	Belgium

Delhaize Management BVBA	Belgium

Delhaize The Lion Coordination Center NV/SA	Belgium

Delhome NV/SA	Belgium

Delimmo NV/SA	Belgium

Delzon NV/SA	Belgium

Difraco BVBA	Belgium

Points Plus Punten NV/SA	Belgium

Smart Food Shopping NV/SA	Belgium

Vadec NV/SA	Belgium

Widi BVBA	Belgium

BR Participaçoes e Empreendimentos S.A.	Brazil

Inversiones Santa Isabel Ltda.	Chile

Ahold Delhaize Finance Company N.V. (previously Ahold Finance Company N.V.)	Curaçao

Ahold Insurance N.V.	Curaçao

CUW B.V.	Curaçao

Disco Ahold International Holdings N.V.	Curaçao

AHOLD Czech Republic, a.s.	Czech Republic

Project Company Alfa, a.s.	Czech Republic

Ahold Germany GmbH	Germany

Alfa-Beta Vassilopoulos SA	Greece

Super Market Yperagora G. Kanaki SA	Greece

I-Del Retail Holdings Ltd.	Ireland

The Pride Reinsurance Company DAC (previously The Pride Reinsurance Company Ltd)	Ireland

Delhaize Distribution Luxembourg S.A.	Luxembourg

Delhaize Luxembourg S.A.	Luxembourg

Lion Lux Finance S.a r.l.	Luxembourg

Lion Retail Holding S.a r.l.	Luxembourg

Lion US Holdings S.a r.l.	Luxembourg

Lion US Participations S.a r.l.	Luxembourg

Redelcover S.A.	Luxembourg

Ahold België B.V.	Netherlands

Ahold bol B.V.	Netherlands

Ahold Brazil B.V.	Netherlands

Ahold Business Services B.V.	Netherlands

Ahold Delhaize Coffee Company B.V. (previously Ahold Coffee Company B.V.)	Netherlands

Ahold Delhaize GSO B.V. (previously Ahold Group Support B.V.)	Netherlands

Ahold Europe Real Estate & Construction B.V.	Netherlands

Ahold European Sourcing B.V.	Netherlands

Ahold holding bol.com B.V.	Netherlands

Ahold Indonesia B.V.	Netherlands

Ahold JV B.V.	Netherlands

Ahold Nederland B.V.	Netherlands

Ahold Polska B.V.	Netherlands

Ahold Real Estate Czech Republic B.V.	Netherlands

Ahold Real Estate Europe B.V.	Netherlands

Ahold Sustainable Trade Development B.V.	Netherlands

Ahold Tsjechië B.V.	Netherlands

Ahold USA B.V.	Netherlands

Ahold Zaandam B.V.	Netherlands

Albert Heijn B.V.	Netherlands

Albert Heijn Franchising B.V.	Netherlands

Albert Heijn Online B.V.	Netherlands

Albert Heijn Support B.V.	Netherlands

Albert Heijn to go B.V.	Netherlands

bol.com B.V.	Netherlands

Delhaize “The Lion” Nederland B.V.	Netherlands

DHolding B.V.	Netherlands

Etos B.V.	Netherlands

Franchise Handelsmaatschappij B.V.	Netherlands

Gall & Gall B.V.	Netherlands

Holla Beheer B.V.	Netherlands

Loyalty Management Netherlands B.V.	Netherlands

Maxis Beheer B.V.	Netherlands

Pond II B.V.	Netherlands

Project See B.V.	Netherlands

Speciaalzaken Ahold B.V.	Netherlands

Valk Holding B.V.	Netherlands

Valk Vastgoed I B.V.	Netherlands

Valk Vastgoed II B.V.	Netherlands

Valk Vastgoed III B.V.	Netherlands

Valk Vastgoed V B.V.	Netherlands

Valk Vastgoed VI B.V.	Netherlands

Valk Vastgoed VII B.V.	Netherlands

Valk Vastgoed VIII B.V.	Netherlands

Mega Image SRL	Romania

Delhaize Serbia d.o.o. Beograd	Serbia

C Market Beograd a.d. Beograd	Serbia

TP Srbija d.o.o. Beograd (previously TP Srbija a.d. Kragujevac)	Serbia

Ahold International Sàrl	Switzerland

Ahold Licensing Sàrl	Switzerland

Jay W Two Limited	Thailand

Navaka Company Limited	Thailand

Delhaize Digital Services, Ltd. in liquidation	United Kingdom

Ahold Fuel LLC	United States

207 Hillcrest Road LLC	United States

934 Victory Highway Realty, LLC	United States

Ahold Acquisition Management LLC	United States

Ahold AL Acquisition LLC	United States

Ahold Americas Holdings, Inc.	United States

Ahold Central Holdings, LLC	United States

Ahold eCommerce Sales Company LLC	United States

Ahold Finance U.S.A., LLC	United States

Ahold Financial Services, LLC	United States

Ahold GA Acquisition LLC	United States

Ahold Information Services, Inc.	United States

Ahold Investments Holdings, Inc.	United States

Ahold IP, Inc.	United States

Ahold Lease U.S.A., Inc.	United States

Ahold NC Acquisition LLC	United States

Ahold Real Estate Company, LLC	United States

Ahold Real Properties, LLC	United States

Ahold SC Acquisition LLC	United States

Ahold TN Acquisition LLC	United States

Ahold U.S.A., Inc.	United States

Ahold USA Administrative Services LLC	United States

American Sales Company LLC	United States

Apple Acquisition, LLC	United States

ARC Babylon, LLC	United States

ARC Cumberland, LLC	United States

ARC Springfield, LLC	United States

ARP Coplay, LLC	United States

ARP Dillsburg, LLC	United States

ARP Hellertown, LLC	United States

ARP Mt. Pleasant, LLC	United States

ARP Wertzville Road, LLC	United States

Asgard Realty, LLC	United States

Atlantis Iyanough Realty, LLC	United States

Blake Realty Associates, LLC	United States

Boney Wilson & Sons, Inc.	United States

Bottom Dollar Food Northeast, LLC	United States

BRARC Limited	United States

C&N Associates Limited Partnership	United States

Calvi Realty Co., Inc.	United States

Centennial Avenue Realty, LLC	United States

Chelmsford Commercial Associates, Inc.	United States

Colchester Realty, LLC	United States

Cory Investments, LLC	United States

Cosmos Victory Stores, LLC	United States

County Center Joint Venture	United States

Coventry Holding Company, LLC,	United States

Delhaize America Distribution, LLC	United States

Delhaize America Supply Chain Services, Inc.	United States

Delhaize America Transportation, LLC	United States

Delhaize America, LLC	United States

Delhaize Insurance Company, Inc.	United States

Delhaize The Lion America, LLC	United States

Delhaize US Holding, Inc.	United States

Dennis Development LLC	United States

DZA Brands, LLC	United States

East Penn Commons LLC	United States

Eastham Range LLC	United States

Eastside Providence, LLC	United States

EcoMarkets LLC	United States

Eldon Realty Co., Inc.	United States

Everything Fresh LLC	United States

Floyd Realty Co., Inc.	United States

Food Lion, LLC	United States

Foodhold U.S.A., LLC	United States

Fort Washington Oxon Hill, LLC	United States

Foxchase Development, LLC	United States

Franklin Wholesalers, LLC	United States

Fresh Formats LLC	United States

GCP Corporation	United States

Gettysburg Marketplace Limited Partnership	United States

GFC Brands, Inc.	United States

GFS Realty LLC	United States

Giant Brands LLC	United States

Giant Carlisle Holding, LLC	United States

Giant Cathedral LLC	United States

Giant Construction Company, Inc.	United States

Giant Food LLC	United States

Giant Food Stores, LLC	United States

Giant of Maryland LLC	United States

Giant of Salisbury, Inc.	United States

Giant of Talbot County, Inc.	United States

Giant of Wicomico, LLC	United States

Gift A La Card Company LLC	United States

Grand Central Plaza Limited Partnership	United States

Gravelly Hill Associates, LLC	United States

Guiding Stars Licensing Compay	United States

Halifax Farms Realty, LLC	United States

Hannaford Bros. Co. LLC	United States

Highland Cheshire, LLC	United States

Huntsman Pohick Limited Partnership	United States

Kimkris, LLC	United States

Kinderkamack Investors I, LLC	United States

Kinderkamack Investors II, LLC	United States

Kinderkamack Investors III, LLC	United States

Kinderkamack Investors IV, LLC	United States

Kinderkamack Investors IX, LLC	United States

Kinderkamack Investors V, LLC	United States

Kinderkamack Investors VI, LLC	United States

Kinderkamack Investors VII, LLC	United States

Kinderkamack Investors VIII, LLC	United States

Kinderkamack Investors X, LLC	United States

Kinderkamack Land Partners, LLC	United States

Lebanon Properties, LLC	United States

Liberty Norfolk Development I, LLC	United States

Lindenwood Realty Trust	United States

Londonderry Turnpike Commercial Associates, LLC	United States

MAC Risk Management of New York, LLC	United States

MAC Risk Management, Inc.	United States

Manchester NH Development Associates, LLC	United States

Marion Real Estate Investments, LLC	United States

Martin’s Food of South Burlington, LLC	United States

Martinsburg, LLC	United States

Maryland Concession and Vending Company, Inc.	United States

MC Portland, LLC	United States

Med-Health Associates, LLC	United States

MEGL Realty Co. LLC	United States

Middleboro Grove Opportunity, LLC	United States

MIP West Danbury, LLC	United States

Montowese Industrial Park LLC	United States

Morrills Corner, LLC	United States

New Wall Partners, LLC	United States

Newburgh Funding, LLC	United States

No. 694 North Haven, LLC	United States

Ocean 35 Acquisitions, LLC	United States

Oracle Realty, LLC	United States

Overlook Realty Co. LLC	United States

Packaging Center, Inc.	United States

PBT Development LLC	United States

Peapod, LLC	United States

Putnam, LLC	United States

Raleigh L.K.E., LLC	United States

Random Realty, LLC	United States

Rehold Alcoa, LLC	United States

Rehold Allentown, LLC	United States

Rehold Beverly LLC	United States

Rehold Clinton, LLC	United States

Rehold Fort Mill, LLC	United States

Rehold Hartford, LLC	United States

Rehold Lansing, LLC	United States

Rehold Manchester, LLC	United States

Rehold Milford, LLC	United States

Rehold North Reading LLC	United States

Rehold Orleans, LLC	United States

Rehold Reno LLC	United States

Rehold Springfield LLC	United States

Rehold Stanley, LLC	United States

Rehold Trenton, LLC	United States

Retail Business Services LLC (previously Delhaize America Shared Services Group, LLC)	United States

Retained Subsidiary One, LLC	United States

Risk Management Services Inc.	United States

Rivanna Ridge Charlottesville LLC	United States

Riz Realty, LLC	United States

Rotary Development LLC	United States

S&S Brands, LLC	United States

S&S Freetown, LLC	United States

S&S Rhinebeck Sewage-Works Corporation	United States

S&S Rhinebeck Water-Works Corporation	United States

S&S/B Lease Disposition, LLC	United States

Samuel Realty Co. LLC	United States

Shaw Community Supermarket LLC	United States

Short Beach Holdings, LLC	United States

Short Beach Investment Group, LLC	United States

Southington Cell Tower Holdings, LLC	United States

Southington Tower Development, LLC	United States

SS Morrills, LLC	United States

Stemmers Eastern Limited Partnership	United States

Swedesford Road PA Limited Partnership	United States

Tampa L.K.E., LLC	United States

Temple Hill Properties, LLC	United States

The MollyAnna Company	United States

The Stop & Shop Supermarket Company LLC	United States

Tops Holding, LLC	United States

Twiss Realty Co., LLC	United States

Tyler Realty Development, LLC	United States

Victory Distributors, LLC	United States

WBSC Partners LLC	United States

Westfield Court, LLC	United States

White Plains Funding LLC	United States

Whitman Fulfillment Services LLC	United States

William Stoneham, LLC	United States

WJG Realty Company LLC	United States

Worcester Lincoln Associates, LLC	United States

Yetter Court Enterprises, LLC	United States

Joint Ventures
Indonesia
P.T. Lion Super Indo (51% owned by Ahold Delhaize’s subsidiary Delhaize “The Lion” Nederland B.V.)
Stationsdrogisterijen Beheer B.V. (50% owned by Ahold Delhaize’s subsidiary Etos B.V.)	Netherlands

Netherlands
Multi Veste 133 B.V. (50% owned by Ahold Delhaize’s subsidiary Ahold Real Estate Czech Republic B.V.)
Netherlands
Tref Venlo B.V. (68% owned by Ahold Delhaize’s subsidiary Ahold Europe Real Estate & Construction B.V.)
V.O.F. Ontwikkelingsmaatschappij Bennekershof (50% owned by Ahold Delhaize’s subsidiary Ahold Europe Real Estate & Construction B.V.)	Netherlands
Netherlands
Veldmolen Beheer B.V. (33,33% owned by Ahold Delhaize’s subsidiary Ahold Europe Real Estate & Construction B.V.)
JMR - Gestão de Empresas de Retalho, SGPS, S.A. (49% owned by Ahold Delhaize’s subsidiary Ahold International Sàrl)	Portugal
Jerónimo Martins Retail Services SA (49% owned by Ahold Delhaize’s subsidiary Ahold International Sàrl)	Switzerland
Cathedral Commons Partners, LLC (65% owned by Ahold Delhaize’s subsidiary Giant Cathedral, LLC)	United States
United States
Coventry Route 3, LLC (49% owned by Ahold Delhaize’s subsidiary The Stop & Shop Supermarket Company LLC)
United States
GR/SS Caldwell, LLC (49,5% owned by Ahold Delhaize’s subsidiary The Stop & Shop Supermarket Company LLC)
United States
Lithia Springs Holdings, LLC (60% owned by Ahold Delhaize’s subsidiary Delhaize The Lion America, LLC)
Miracle Mile Realty LLC (49% owned by Ahold Delhaize’s subsidiary Lebanon Properties, LLC)	United States
Riverfront Business Park, LLC (50% owned by Ahold Delhaize’s subsidiary S&S Freetown, LLC)	United States
United States
TF Cascade, LLC (50% owned by Ahold Delhaize’s subsidiary The Stop & Shop Supermarket Company LLC)
United States
TF Roses Mill, LLC (50% owned by Ahold Delhaize’s subsidiary The Stop & Shop Supermarket Company LLC)

United States
Trailer Development, LLC (50% owned by Ahold Delhaize’s subsidiary The Stop & Shop Supermarket Company LLC)

Wallingford Shopping Center Associates (50% owned by Ahold Delhaize’s Overlook Realty Co. LLC)	United States